Rule 497(e)
                                                                File No. 2-94935
                                                                     Rule 497(c)
                                                                File No. 2-94935
--------------------------------------------------------------------------------
CORTLAND TRUST, INC.                                        600 FIFTH AVENUE
                                                            NEW YORK, N.Y. 10020
                                                            (212) 830-5220
================================================================================

CORTLAND GENERAL MONEY MARKET FUND
U.S. GOVERNMENT FUND
MUNICIPAL MONEY MARKET FUND

PROSPECTUS
July 27, 1999
as revised
April 6, 2000


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   TABLE OF CONTENTS
--------------------------------------------------------------------------------------------------------------------------
3       CORTLAND GENERAL MONEY MARKET FUND                     12       MUNICIPAL MONEY MARKET FUND
3       Risk/Return Summary: Investments, Risks and            12       Risk/Return Summary: Investments, Risks and
          Performance                                                     Performance
5       Fee Table                                              14       Fee Table
6       Investment Objectives, Principal Investment            15       Investment Objectives, Principal Investment
          Strategies and Related Risks                                    Strategies and Related Risks
8       U.S. GOVERNMENT FUND                                   16       Principal Investment Strategies For All Funds
8       Risk/Return Summary: Investments, Risks and            19       Management, Organization and Capital Structure
          Performance
10      Fee Table                                              19       Shareholder Information
11      Investment Objectives, Principal Investment            25       Dividends and Taxes
          Strategies and Related Risks
                                                               28       Financial Highlights
------------------------------------------------------------------------------------------------------------------------

CORTLAND GENERAL MONEY MARKET FUND
("CORTLAND GENERAL FUND")

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    The CORTLAND GENERAL FUND seeks to provide its investors with as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
     The CORTLAND GENERAL FUND intends to achieve its investment objective by investing at least 80% of its assets in marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Obligations"), in bank instruments (domestic and foreign), in trust instruments, in corporate commercial instruments and in other corporate instruments maturing in thirteen months or less (collectively, "Money Market Obligations").

    The CORTLAND GENERAL FUND is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS
--------------------------------------------------------------------------------

o Although the CORTLAND GENERAL FUND seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the CORTLAND GENERAL FUND. The value of the CORTLAND GENERAL FUND's shares and the securities held by the CORTLAND GENERAL FUND can each decline in value due to changes in interest rates. For example, rising interest rates cause the prices of the CORTLAND GENERAL FUND's securities to decrease.

o An investment in the CORTLAND GENERAL FUND is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligators of state, municipal, public authority, and corporate debt obligations to meet their payment obligations. If such issuers fail to make timely payments of interest and principal, the CORTLAND GENERAL FUND's investments would decline in value.

o The CORTLAND GENERAL FUND may invest in obligations from foreign issuers, it is subject to risks involving a lack of liquidity, imposition of foreign taxes, and other adverse results due to political and economic developments.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------
    The following bar chart and table may assist you in your decision to invest in the CORTLAND GENERAL FUND. The bar chart shows how the Cortland General Fund's annual returns have changed over the last ten calendar years. The table shows the CORTLAND GENERAL FUND's average annual returns for the last one, five and ten year periods, and since inception. While analyzing this information, please note that the CORTLAND GENERAL FUND's past performance is not an indicator of how it will perform in the future. The CORTLAND GENERAL FUND's current 7-day yield may be obtained by calling toll-free at 1-800-221-3079.

CORTLAND GENERAL FUND (1), (2)

[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN

1998                     4.71%
1997                     4.71%
1996                     4.53%
1995                     5.05%
1994                     3.31%
1993                     2.55%
1992                     3.16%
1991                     5.49%
1990                     7.62%
1989                     8.69%

(1) The Cortland General Fund's highest quarterly return was 2.20% for the quarter ended June 30, 1989; the lowest quarterly return was 0.63% for the quarter ended June 30, 1993.

(2) Securities dealers may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Cortland General Fund directly.

AVERAGE ANNUAL TOTAL RETURNS -CORTLAND GENERAL FUND
FOR THE PERIODS ENDED DECEMBER 31, 1998

One Year                                     4.71%
Five Years                                   4.46%
Ten Years                                    4.97%
Since Inception [May 9, 1985]                5.43%

                                    FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the CORTLAND GENERAL FUND.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                  CORTLAND GENERAL FUND

Management Fees                                           0.77%
Distribution and Service (12b-1) Fees                     0.25%
Other Expenses                                            0.01%
                                                          -----
Total Annual Fund Operating Expenses                      1.03%*
                                                          ======

* The Distributor has voluntarily waived a portion of the Distribution support and services fee with respect to the CORTLAND GENERAL FUND. After such waivers, the distribution support and services fee was 0.22%. The actual Total Fund Operating Expenses were 1.00%. This fee waiver may be terminated at any time at the option of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 Year           3 Years           5 Years          10 Years

                   $105             $328              $569             $1,259

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    The CORTLAND GENERAL FUND seeks to provide its investors with as high a level of current income as is consistent with preservation of capital and liquidity. There can be no assurance that the CORTLAND GENERAL FUND will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    The CORTLAND GENERAL FUND seeks to achieve its objective by investing at least 80% of its assets in U.S. Government Obligations, in bank instruments (domestic and foreign), in trust instruments, in corporate commercial instruments and in other corporate instruments maturing in thirteen months or less (collectively, "Money Market Obligations").

    The CORTLAND GENERAL FUND may invest in bank instruments, which consist mainly of certificates of deposit, bankers' acceptances and time deposits. The CORTLAND GENERAL FUND may also invest in corporate instruments supported by bank letters of credit. The CORTLAND GENERAL FUND generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or (b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions, and the Fund may invest in bank instruments issued by institutions which the Board of Directors believes present minimal credit risk.

    The CORTLAND GENERAL FUND may invest up to 100% of its assets in obligations issued by banks, and up to 10% of its assets in obligations issued by any one bank, subject to the provisions of Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). If the bank is a domestic bank, it must be a member of the FDIC. The CORTLAND GENERAL FUND may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). The CORTLAND GENERAL FUND will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation upon the Cortland General Fund investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The CORTLAND GENERAL FUND will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of such Fund's total assets at the time of purchase.

    The CORTLAND GENERAL FUND may invest in short-term corporate obligations and instruments, including but not limited to corporate commercial paper, notes, bonds and debentures. Corporate commercial instruments generally consist of short-term unsecured promissory notes issued by corporations. The Cortland General Fund may also purchase variable amount master demand notes, which are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business or seven calendar days. The CORTLAND GENERAL FUND may also purchase participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. (See the Statement of Additional Information for information with respect to corporate commercial instruments and bond ratings.) The CORTLAND GENERAL FUND may also invest in fixed or variable rate debt units representing an undivided interest in a trust's distributions of principal and interest that a trust receives from an underlying portfolio of bonds issued by a highly rated corporate or U.S. Government agency issuer and/or payments from re-characterized distributions made possible by the swap of certain payments due on the underlying bonds. The CORTLAND GENERAL FUND's investment will be limited solely to the debt units and in each case, must meet the credit quality standards under Rule 2a-7 of the 1940 Act. Debt units will be purchased by the CORTLAND GENERAL FUND as an institutional accredited investor pursuant to a private placement memorandum. Sale of debt units will be effected pursuant to Rule 144A or other exemptions from registration under the Securities Act of 1933, subject to the eligibility of the purchaser and compliance with trust agreement requirements. The Manager will monitor the liquidity of the debt units under the supervision of Cortland's Board of Directors.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
    The CORTLAND GENERAL FUND complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price.

    However, the CORTLAND GENERAL FUND is still subject to risks involving changes in interest rates and the credit risk surrounding the issuers of Money Market Obligations.

    Rising interest rates cause the prices of debt securities to decrease, which would lead to a loss in the value of the CORTLAND GENERAL FUND's investment. Moreover, changes in interest rates may be caused by various economic factors or political events.

    In addition, the CORTLAND GENERAL FUND is exposed to the credit risk of the institutions that issue Money Market Obligations. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the CORTLAND GENERAL FUND.

    Investors should also note that the CORTLAND GENERAL FUND will invest in Eurodollar and Yankee dollar obligations. Eurodollar, Yankee dollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, that there may be difficulties in enforcing a judgment against a foreign issuer or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

U.S. GOVERNMENT FUND ("GOVERNMENT FUND")

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    The GOVERNMENT FUND seeks to provide its investors with as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    The GOVERNMENT FUND intends to achieve its investment objective by investing 65% of its assets in short-term marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities (U.S. Government Obligations").

    The GOVERNMENT FUND is a money market GOVERNMENT FUND and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
o Although the GOVERNMENT FUND seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the GOVERNMENT FUND. The value of the GOVERNMENT FUND's shares and the securities held by the GOVERNMENT FUND can each decline in value due to changes in interest rates. For example, rising interest rates cause the prices of the GOVERNMENT FUND's securities to decrease

o An investment in the GOVERNMENT FUND is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The GOVERNMENT FUND is exposed to the credit risk of the institutions that issue U.S. Government Obligations. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the GOVERNMENT FUND.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------
    The following bar chart and table may assist you in your decision to invest in the GOVERNMENT FUND. The bar chart shows how the GOVERNMENT FUND's annual returns have changed over the last ten calendar years. The table shows the GOVERNMENT FUND's average annual returns for the last one, five and ten year periods, and since inception. While analyzing this information, please note that the GOVERNMENT FUND's past performance is not an indicator of how the Government Fund will perform in the future. The GOVERNMENT FUND's current 7-day yield may be obtained by calling toll-free at 1-800-221-3079.

GOVERNMENT FUND (1), (2)

[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN


1998                     4.52%
1997                     4.54%
1996                     4.39%
1995                     4.90%
1994                     3.27%
1993                     2.56%
1992                     3.18%
1991                     5.46%
1990                     7.31%
1989                     8.35%

(1) The GOVERNMENT FUND's highest quarterly return was 2.11% for the quarter ended June 30, 1989; the lowest quarterly return was 0.62% for the quarter ended June 30, 1993.

(2) Securities dealers may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the GOVERNMENT FUND directly.

AVERAGE ANNUAL TOTAL RETURNS - GOVERNMENT FUND
FOR THE PERIODS ENDED DECEMBER 31, 1998

One Year                               4.52%
Five Years                             4.32%
Ten Years                              4.83%
Since Inception [May 9, 1985]          5.17%


                                    FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the GOVERNMENT FUND.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                       GOVERNMENT FUND

Management Fees                                              0.77%
Distribution and Service (12b-1) Fees                        0.25%
Other Expenses                                               0.02%
                                                             -----
Total Annual Fund Operating Expenses                         1.04%*
                                                             ======

* The Distributor has voluntarily waived a portion of the Distribution support and services fee with respect to the GOVERNMENT FUND. After such waivers, the distribution support and services fee was 0.21%. The actual Total Fund Operating Expenses were 1.00%. This fee waiver may be terminated at any time at the option of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the GOVERNMENT FUND with the cost of investing in other money market funds.

Assume that you invest $10,000 in the GOVERNMENT FUND for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the GOVERNMENT
FUND's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year           3 Years           5 Years          10 Years

     $106             $331              $574             $1,271

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    The GOVERNMENT FUND seeks to provide its investors with a high a level of current income as is consistent with preservation of capital and liquidity. There can be no assurance the GOVERNMENT FUND will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    The GOVERNMENT FUND endeavors to achieve its objective by investing at least 65% of its assets in short-term "U.S. Government Obligations." U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. The GOVERNMENT FUND will invest in Agencies which are not guaranteed or backed by the full faith and credit of the U.S. Government only when the Fund's Board of Directors is satisfied that the credit risk with respect to a particular agency or instrumentality is minimal.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
    The GOVERNMENT FUND complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price.

     However, the GOVERNMENT FUND is still subject to risks involving changes in interest rates and the credit risk surrounding the issuers of U.S. Government Obligations.

    Rising interest rates cause the prices of debt securities to decrease, which would lead to a loss in the value of the GOVERNMENT FUND's investment. Moreover, changes in interest rates may be caused by various economic factors or political events.

    In addition, the GOVERNMENT FUND is exposed to the credit risk of the institutions that issue U.S. Government Obligations. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the GOVERNMENT FUND.

MUNICIPAL MONEY MARKET FUND ("MUNICIPAL FUND")

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    The MUNICIPAL FUND seeks to provide its investors with as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    The MUNICIPAL FUND intends to achieve its investment objective by investing principally in short-term, high quality, debt obligations issued by states and municipal governments and their authorities, agencies and political subdivisions ("Municipal Securities").

    The MUNICIPAL FUND is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
o Although the MUNICIPAL FUND seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the MUNICIPAL FUND. The value of the MUNICIPAL FUND's shares and the securities held by the MUNICIPAL FUND can each decline in value due to changes in interest rates. For example, rising interest rates will cause the prices of the MUNICIPAL FUND's securities to decrease.

o An investment in the MUNICIPAL FUND is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligators of state, municipal and public authority debt obligations to meet their payment obligations. If such issuers fail to make timely payments of interest and principal, the MUNICIPAL FUND's investments would decline in value.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------
    The following bar chart and table may assist you in your decision to invest in the MUNICIPAL FUND. The bar chart shows how the MUNICIPAL FUND's annual returns have changed over the last ten calendar years. The table shows the MUNICIPAL FUND's average annual returns for the last one, five and ten year periods, and since inception. While analyzing this information, please note that the MUNICIPAL FUND's past performance is not an indicator of how it will perform in the future. The MUNICIPAL FUND's current 7-day yield may be obtained by calling toll-free at 1-800-221-3079.

MUNICIPAL FUND (1), (2)

[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN


1998                     2.64%
1997                     2.82%
1996                     2.70%
1995                     3.18%
1994                     2.24%
1993                     1.85%
1992                     2.48%
1991                     4.18%
1990                     5.37%
1989                     5.90%

(1) The MUNICIPAL FUND's highest quarterly return was 1.54% for the quarter ended June 30, 1989; the lowest quarterly return was 0.43% for the quarter ended March 31, 1994.

(2) Securities dealers may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Municipal Fund directly.

AVERAGE ANNUAL TOTAL RETURNS - MUNICIPAL FUND
FOR THE PERIODS ENDED DECEMBER 31, 1998

 One Year                                                      2.64%
 Five Years                                                    2.72%
 Ten Years                                                     3.33%
 Since Inception [June 10, 1985]                               3.58%


                                    FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the MUNICIPAL FUND.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                        MUNICIPAL FUND

Management Fees                                             0.77%
Distribution and Service (12b-1) Fees                       0.25%
Other Expenses                                              0.02%
                                                            -----
Total Annual Fund Operating Expenses                        1.04%*
                                                            ======

* The Distributor has voluntarily waived a portion of the Distribution support and services fee with respect to the MUNICIPAL FUND. After such waivers, the distribution support and services fee was 0.21%. The actual Total Fund Operating Expenses were 1.00%. This fee waiver may be terminated at any time at the option of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the MUNICIPAL FUND with the cost of investing in other money market funds.

Assume that you invest $10,000 in the MUNICIPAL FUND for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the MUNICIPAL
FUND's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year           3 Years           5 Years          10 Years


           $106             $331              $574             $1,271


INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED  RISKS

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    The MUNICIPAL FUND's investment objective is to seek to provide its investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    The MUNICIPAL FUND will invest primarily (i.e., at least 80%) in short-term, high quality, tax-exempt, Municipal Securities.

    The MUNICIPAL FUND will invest in Municipal Securities which include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of private activity bonds or industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Such obligations are considered to be Municipal Securities provided that the interest paid thereon generally qualifies as exempt from federal income tax in the opinion of bond counsel. However, interest on Municipal Securities may give rise to federal alternative minimum tax liability and may have other federal income tax consequences.

    The MUNICIPAL FUND also may purchase any Municipal Security which depends on the credit of the U.S. Government and may invest in Municipal Securities which are not rated if, in the opinion of Cortland's investment advisor, and in accordance with procedures established by the Board of Directors, such securities possess creditworthiness comparable to those rated obligations in which the MUNICIPAL FUND may invest. The MUNICIPAL FUND may, from time to time, on a temporary or defensive basis, invest in short-term, high quality U.S. Government Obligations, Money Market Obligations and repurchase agreements. Income from any such temporary investments would be taxable to shareholders as ordinary income. It is the present policy of the MUNICIPAL FUND to invest only in securities the interest on which is tax-exempt. Moreover, the MUNICIPAL FUND will endeavor to be invested at all times in Municipal Securities. It is a fundamental policy of the MUNICIPAL FUND that its assets will be invested so that at least 80% of its income will be exempt from federal income taxes. The MUNICIPAL FUND may from time to time hold cash reserves.

    The MUNICIPAL FUND's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

    In order to maintain a share price of $1.00, the MUNICIPAL FUND must comply with certain industry regulations. Other requirements pertain to the maturity and credit quality of the securities in which the MUNICIPAL FUND may invest. The MUNICIPAL FUND will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the MUNICIPAL FUND, on a dollar-weighted basis, will be 90 days or less.

    The MUNICIPAL FUND will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the MUNICIPAL FUND's Board of Directors to be of comparable quality.

    Subsequent to its purchase by the MUNICIPAL FUND, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the MUNICIPAL FUND. If this occurs, the Board of Directors of the MUNICIPAL FUND shall reassess the security's credit risks and shall take such action as it determines is in the best interest of the Municipal Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

    Although the MUNICIPAL FUND will attempt to invest 100% of its total assets in Municipal Securities, the MUNICIPAL FUND reserves the right to invest up to 20% of its total assets in taxable securities whose interest income is subject to regular federal, state and local income tax, as well as the Federal alternative minimum tax. The kinds of taxable securities in which the Municipal Fund may invest are limited to specific types of short-term, fixed income securities.

    As a temporary defensive measure the MUNICIPAL FUND may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Manager. Such a temporary defensive position may prevent the MUNICIPAL FUND from achieving its investment objective.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
    The MUNICIPAL FUND complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price.

    However, the MUNICIPAL FUND is still subject to risks involving changes in interest rates and the credit risk surrounding the issuers of Municipal Securities.

    Rising interest rates cause the prices of debt securities to decrease, which would lead to a loss in the value of the MUNICIPAL FUND's investment. Moreover, changes in interest rates may be caused by various economic factors or political events.

    In addition, the MUNICIPAL FUND is exposed to the credit risk of the institutions that issue Municipal Securities. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the MUNICIPAL FUND.

PRINCIPAL INVESTMENT STRATEGIES FOR ALL FUNDS

    The Cortland General Money Market Fund, U.S. GOVERNMENT FUND , and Municipal Money Market Fund (each, a "Fund" collectively, the "Funds") will invest only in U.S. dollar-denominated securities which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Directors. The NRSROs currently rating instruments of the type one or more of the Funds may purchase are Moody's Investors Service, Inc., Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Duff and Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and IBCA Inc.

    Investments in rated securities not rated in the highest category by at least two NRSROs (or one NRSRO if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Directors to be comparable to those rated in the highest category, will be limited to 5% of a Fund's total assets, with the investment in any such issuer being limited to not more than the greater of 1% of a Fund's total assets or $1 million. A Fund may invest in obligations issued or guaranteed by the U.S. Government without any such limitation.

    Each Fund invests in such high quality debt obligations with relatively short maturities. Each Fund seeks to achieve its objective by investing in different types of securities, as described below. Unless otherwise stated, the investment policies and restrictions set forth below are not fundamental policies, and may be changed by the Board of Directors, with notice to shareholders.

    The securities in which the Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. The values of the securities in which the Funds invest fluctuate based upon interest rates, the financial stability of the issuers and market factors.

    Cortland may enter into the following arrangements with respect to all three Funds. Repurchase Agreements: under a repurchase agreement, the purchaser (for example, one of the Funds) acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, a Fund will not enter into a repurchase agreement if as a result of such investment more than 10% of such Fund's total assets would be invested in illiquid securities, including repurchase agreements which expire in more than seven days. A Fund may, however, enter into "continuing contract" or "open" repurchase agreements under which the seller is under a continuing obligation to repurchase the underlying obligation from that Fund on demand and the effective interest rate is negotiated on a daily basis.

    In general, a Fund will enter into repurchase agreements only with domestic banks with total assets of at least $1.5 billion or with primary dealers in U.S. Government securities. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions, and the Fund may enter into repurchase agreements with other institutions which the Board of Directors believes present minimal credit risk. Nevertheless, if the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the Fund which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realized on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements may be considered loans to the seller of the underlying security. Income with respect to repurchase agreements is not tax-exempt.

    Securities purchased pursuant to a repurchase agreement are held by the Fund's custodian and (i) are recorded in the name of the Fund with the Federal Reserve Book-Entry System, or (ii) the Fund receives daily written confirmation of each purchase of a security and a receipt from the custodian. The Funds purchase securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of purchase.

    A Fund may also enter into reverse repurchase agreements which involve the sale by a Fund of a portfolio security at an agreed upon price, date and interest payment. A Fund will enter into reverse repurchase agreements for temporary or defensive purposes to facilitate the orderly sale of portfolio securities, to accommodate abnormally heavy redemption requests should they occur, or in some cases as a technique to enhance income. A Fund will use reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. A Fund will enter into reverse repurchase agreements only in amounts up to 10% of the value of its total assets at the time of entering into such agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by a Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of a Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. As such, they are subject to limitations on the level of Fund assets that may be invested in such instruments.

    Delayed delivery agreements are commitments by any of the Funds to dealers or issuers to acquire securities beyond the customary same-day settlement for money market instruments. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Funds' investment advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of a Fund; therefore, to assure that a Fund will be as fully invested as possible in instruments meeting that Fund's investment objective, a Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days.

    Money Market Obligations and Municipal Securities are sometimes offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such Money Market Instruments or Municipal Securities with the intention of actually acquiring such securities, but a Fund may sell these securities before the settlement date if it is deemed advisable.

    If a Fund enters into a delayed delivery agreement or purchases a when-issued security, that Fund will direct Cortland's custodian bank to place cash or other high grade securities (including Money Market Obligations and Municipal Securities) in a segregated account of such Fund in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are in a segregated account, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase a Fund's exposure to market fluctuation; may increase the possibility that the Municipal Fund will incur a short-term gain subject to federal taxation; or may increase the possibility that a Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Funds will employ techniques designed to minimize these risks.

    No additional delayed delivery agreements or when-issued commitments will be made if more than 25% of a Fund's net assets would become so committed. The Funds will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date is at least 30 days and not more than 120 days.

    The MUNICIPAL FUND may attempt to improve its portfolio liquidity by assuring same-day settlements on portfolio sales (and thus facilitate the same-day payment of redemption proceeds) through the acquisition of "Stand-by Commitments." A Stand-by Commitment is a right of the MUNICIPAL FUND, when it purchases Municipal Securities for its portfolio from a broker, dealer or other financial institution, to sell the same principal amount of such securities back to the seller, at the MUNICIPAL FUND's option, at a specified price. Stand-by Commitments are also sometimes known as "puts." The MUNICIPAL FUND will acquire Stand-by Commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition or exercisability of a Stand-by Commitment by the MUNICIPAL FUND will not affect the valuation or the average weighted maturity of its underlying portfolio securities. See "Investment Programs and Restrictions - Stand-by Commitments" in the Statement of Additional Information for additional information with respect to Stand-by Commitments.

    Consistent with the objective of stability of principal, each Fund attempts to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds its per share net asset value to the nearest whole cent in compliance with applicable rules and regulations. Accordingly, the Funds invest in Money Market

Obligations and Municipal Securities having remaining maturities of thirteen months or less and maintain a weighted average maturity for each Fund of 90 days or less. However, there can be no assurance that a Fund's net asset value per share of $1.00 will be maintained.

YEAR 2000
--------------------------------------------------------------------------------

     As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Manager is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Manager does not expect that the Fund will incur material costs to be year 2000 compliant. Although the Manager does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid an adverse impact on the Fund. The year 2000 Problem may also adversely affect issuers of the securities contained in the Fund, to varying degrees based upon various factors, and thus may have a corresponding adverse effect on the Fund's performance. The Manager is unable to predict what effect, if any, the year 2000 Problem will have on such issuers.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

    The Funds' investment adviser is Reich & Tang Asset Management L.P. (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of June 30, 1999, the Manager was the investment manager, advisor or supervisor with respect to assets aggregating in excess of $13.6 billion. The Manager has been an investment adviser since 1970 and currently is manager of eighteen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.

    Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

     The Funds pay the Manager an annual fee, calculated daily and paid monthly, of .80% of the first $500 million of Cortland's average daily net assets, plus
 .775% of the next $500 million of Cortland's average daily net assets, plus .750% of the next $500 million of Cortland's average daily net assets, plus .725% of Cortland's average daily net assets in excess of $1.5 billion.
Cortland's comprehensive fee is higher than most other money market mutual funds which do not offer services that Cortland offers. However, most other funds bear expenses that are being borne for Cortland by the Manager. During the fiscal year ended March 31, 1999, Cortland paid the Manager fees which represented .77% of the CORTLAND GENERAL FUND's average daily net assets, .77% of the Government Fund's average daily net assets and .77% of the MUNICIPAL FUND's average daily net assets, respectively, on an annualized basis. During such year, expenses borne by each of the Funds, including fees paid to the Manager, amounted to 1.00% of the CORTLAND GENERAL FUND's average daily net assets, 1.00% of the GOVERNMENT FUND's average daily net assets and 1.00% of the MUNICIPAL FUND's average daily net assets, respectively, on an annualized basis.

SHAREHOLDER INFORMATION

    Each Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Funds' transfer agent, who accepts orders for purchases and redemptions from securities dealers and from investors directly.

GENERAL INFORMATION ON PURCHASES

    Shares of each Fund may be purchased from Cortland or through securities dealers which have entered into dealer agreements with Reich & Tang Distributors, Inc. (the "Distributor"), 600 Fifth

Avenue, New York, New York 10020, or by institutions which maintain accounts with Cortland on behalf of their customers. Orders for purchase of shares are accepted only on a "business day of Cortland" which means any day on which both the New York Stock Exchange and Investors Fiduciary Trust Company (the "Custodian"), Cortland's custodian, are open for business. It is expected that the New York Stock Exchange and/or the Custodian will be closed on Saturdays and Sundays, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas. The minimum initial purchase made directly through Cortland may be as low as $1,000 and subsequent purchases will be accepted in any amount. Participating brokers may impose different initial and/or subsequent minimum investment requirements. For further information, contact the Distributor or your participating broker.

     An order to purchase Fund shares is effective only when it is received in proper form and payment in the form of Federal funds (member bank deposits with the Federal Reserve Bank) is received by Cortland for investment. Cortland reserves the right to reject any order for the purchase of shares. Fund shares are purchased or exchanged at the net asset value next determined after acceptance of the order. Net asset value is normally determined at 12 noon Eastern time on each business day of Cortland. Because Cortland uses the amortized cost method of valuing the securities held by each Fund and rounds each Fund's per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of each Fund will remain constant at $1.00 per share. However, Cortland makes no assurance that it can maintain a $1.00 net asset value per share. In order to earn dividends the same day, purchase orders must be received before 12 noon Eastern time; otherwise, the purchase of shares will occur the following business day. Payments transmitted by check are normally converted into federal funds within one business day and are accepted subject to collection at full face amount. Cortland will not issue share certificates but will record investor holdings on the books of Cortland in noncertificate form and regularly advise the shareholder of his ownership position.

    There is no sales charge to the investor on purchases placed directly with Cortland. However, the costs of distributing Fund shares are borne in part by Cortland and in part by the Manager.

    Purchases may be made by following the procedures specified below. If these purchase procedures are not followed, the processing of orders may be delayed.

PURCHASES THROUGH SECURITIES DEALERS

    Investors may submit their initial and subsequent investments directly through participating securities dealers. For an initial investment, investors should submit payment and, if required, a completed Investor Application to their participating securities dealer, who will transmit such payment to Cortland on behalf of the investor and supply Cortland with required account information. Some securities dealers may charge a fee for this service. For customers of securities dealers who offer the service, investors may have their "free-credit" cash balances automatically invested in Cortland shares on a daily basis depending upon which Fund has been designated by the investor as the primary Fund for his account. Automatic purchases and redemptions of Cortland shares are treated on the same basis as direct purchases and redemptions from Cortland. "Free-credit" cash balances begin to earn dividends on the first day following the date that the share purchase or exchange order is effected and through the date that a redemption order is effected. For further information and for details concerning the automatic purchase and redemption of Cortland shares, contact your participating securities dealer or the Distributor. Cortland is not responsible for any delay caused by securities dealers in forwarding an order to Cortland. Securities dealers have a responsibility to transmit orders promptly.

PURCHASES THROUGH CORTLAND

    You may purchase shares of Cortland by wire and by mail. Cortland will only accept direct orders from investors through the Distributor or through securities dealers that have entered into dealer agreements with the Distributor and are registered to sell securities in such state. The initial purchase must be accompanied by a completed Investor Application available from the Distributor.

INITIAL PURCHASE OF SHARES

    MAIL

    Investors may send a check made payable to "Cortland" along with a completed subscription order form to:

    Mutual Funds Group
    P.O. Box 13232
    Newark, NJ 07101-3232

     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member bank of the Federal Reserve System can normally be converted into Federal Funds within one business day after receipt of the check. Checks drawn on a nonmember bank may take substantially longer to convert into Federal Funds and to be invested in Fund shares. An investor's subscription will not be accepted until the Fund receives Federal Funds.

    BANK WIRE

    To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first obtain a new account number by telephoning the Fund at either (212) 830-5280 (within New York State) or at
(800) 433-1918 (outside New York State) and then instruct a member commercial bank to wire money immediately to:

    Investors Fiduciary Trust Company
    ABA# 101003621
    Reich & Tang Services, Inc.
    DDA# 890752-954-6

    The investor should then promptly complete and mail the subscription order form.

    An investor planning to wire funds should instruct his bank to wire before 12 noon, New York City time, on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

    PERSONAL DELIVERY

    Deliver  a  check  made  payable  to  "Cortland"   along  with  a  completed
subscription order form to:

    Reich & Tang Funds
    600 Fifth Avenue - 9th Floor
    New York, New York 10020

SUBSEQUENT PURCHASES OF SHARES

    There is a $50 minimum for each subsequent purchase. All payments should clearly indicate the shareholder's account number. Provided that the information on the subscription order form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

    Subsequent purchases can be made either by bank wire or by personal delivery, as indicated above or by mailing a check to the Fund's transfer agent at:

   Mutual Funds Group
   P.O. Box 13232
   Newark, New Jersey 07101-3232

ELECTRONIC FUNDS TRANSFERS (EFT)AND DIRECT DEPOSIT PRIVILEGE

    You may purchase shares of Cortland (minimum of $50) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Cortland account. You may deposit as much of such payments as you elect. To enroll in this program, you must file with Cortland a completed EFT Application and/or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the privilege. The appropriate form may be obtained from your broker or Cortland. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will terminate your participation in the privilege. Further, Cortland may terminate your participation upon 30 days' notice to you.

HOW TO REDEEM SHARES

    You may redeem your shares, in whole or in part, on any day on which the Fund's net asset value is calculated. Shares are redeemed at the net asset value next determined after receipt of proper notice of redemption. If you redeem all of your shares, you will receive payment of all dividends declared but unpaid through the date of redemption. If you redeem only a portion of the shares in your account, the dividends declared but unpaid on the shares redeemed will not be distributed to you until the next regular dividend payment date. If your redemption order is received prior to 12 noon Eastern time, the redemption will be effective on that day and Cortland will endeavor to transmit payment that same business day. If the notice of redemption is received after 12 noon and prior to 4:15 p.m. Eastern time, the redemption will be at the 4:15 p.m. net asset value and payment will be made on the next business day.

    Some of the redemption procedures described below may require you to complete and file an authorization form in advance. If purchases are made by check, redemption of those shares by wire, by check redemption or by telephone are restricted for fifteen calendar days following the purchase of shares. Under certain circumstances Cortland may redeem accounts of less than $500 or impose a monthly service charge of not more than $10 on such accounts.

REDEMPTIONS THROUGH SECURITIES DEALERS

    Shareholders may redeem shares by instructing their securities dealer to effect their redemption transactions. The securities dealer will transmit the required redemption information to Cortland and the proceeds from that redemption will be transmitted to the securities dealer for the account of the shareholder. Securities dealers, including participants in the plan of distribution described under the heading "Distributor," may impose redemption minimums, service fees or other requirements. Securities dealers have a responsibility to transmit redemption requests promptly.

REDEMPTIONS BY CHECK

    Shareholders may use checks to effect redemptions. The standard checking allows checks to be drawn in any amount of $500 or more. Checks drawn in amounts of less than $500 may be returned to the payee or a $15 fee will be imposed for such checks paid.

    Shareholders may elect to establish a Spectrum Account. A Spectrum Account provides draft checking services which is part of a range of cash management services provided by the Manager and/or its affiliates. The account entitles shareholders to write checks in any amount that will clear through an agent bank. SHAREHOLDERS WHO ARE INTERESTED IN PARTICIPATING IN THE SPECTRUM ACCOUNT PROGRAM SHOULD CONSIDER THE INFORMATION AVAILABLE FROM THE DISTRIBUTOR WITH RESPECT TO THE SPECTRUM ACCOUNT, INCLUDING THE FEES RELATED THERETO.

    The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause Cortland to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Checks drawn on insufficient funds will be returned to the payee and a fee (currently $16) will be imposed. Additionally, a fee (currently $20) will be imposed for stop payment orders.

 PREAUTHORIZED REDEMPTIONS

    Shareholders may make preauthorized redemptions by contacting Cortland by:

(a)  calling (212) 830-5280 if calling from New Jersey, Alaska or Hawaii or

(b) calling toll free at (800) 433-1918 if calling from elsewhere in the continental United States or

(c) sending a telegram or letter to Cortland Trust, Inc., 600 Fifth Avenue, New York, New York 10020

     and have the proceeds mailed or wired only to a previously designated broker or bank account if (a) shares were paid for in federal funds or were purchased by check and have been on Cortland's books at least fifteen calendar days and (b) a telephone redemption authorization included in the Investor Application is on file with Cortland before the redemption request is placed. This authorization requires designation of a brokerage or bank account to which the redemption payment is to be sent. The proceeds will not be mailed or wired to other than the designated account. Redemptions of $10,000 or more will be sent by bank wire if requested. Smaller amounts will normally be mailed to the designated account.

     Cortland will employ procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by Cortland to employ such procedures may cause Cortland to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.

 REDEMPTIONS BY LETTER OF INSTRUCTION

    Shareholders may redeem shares by a letter of instruction sent directly to Reich & Tang Funds, 600 Fifth Avenue, New York, New York 10020 containing:

(a)  your Cortland account number

(b) your  redemption Fund choice

(c)  your name and telephone number

(d) the dollar amount or number of shares to be redeemed or a statement that all shares in the account are to be redeemed

(e) payment instructions (normally redemption proceeds will be mailed to the shareholder's address as registered with Cortland)

(f)  signature(s) of the registered shareholder(s)

(g) signature(s) guaranteed stamped under the signature and signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to Cortland's standards and procedures.

     The proceeds of redemption are sent to the shareholder's bank or the shareholder's address as it appears in Cortland's records. In order to change such designation, the shareholder must submit a written notification to Cortland with the signature guarantee(s) described above.

EXCHANGES

    Shares of each Fund may be exchanged at net asset value for shares of any of the other Funds without charge by instructions to a shareholder's securities dealer or by mail. The value of the shares being exchanged must meet the minimum initial investment requirements of the Fund or the participating securities dealer. Mail exchange orders should be addressed and sent as shown under the heading "Redemptions by Letter of Instruction" and must contain:

o    your Cortland account number

o    your name and telephone number

o the amount of shares to be exchanged (or, if all shares are to be exchanged, a statement to this effect)

o    the Fund  shares to be  exchanged

o    the Fund  shares to be  acquired

o    any change in dividend election

RETIREMENT PLANS

    The Fund has available a form of individual retirement account ("IRA") for investment in the Fund's shares. In general, an individual can make an annual contribution to an IRA in an amount equal to the lesser of $2000 or 100% of the individual's earned income. In addition, in the case of a married couple filing a joint return, annual IRA contributions of up to $2000 can generally be made for each spouse, as long as the combined compensation of both spouses is at least equal to the contributed amounts. IRA contributions can, in general, be made to either traditional deductible IRAs, traditional non-deductible IRAs or non-deductible Roth IRAs, a new type of IRA established by the Taxpayer Relief Act of 1997. Contributions to a Roth IRA are not deductible, but qualified distributions from a Roth IRA are not includable in income or subject to the additional ten-percent tax on early withdrawals, if deemed a qualified distribution. A "qualified distribution" is a distribution that is made after the end of the five taxable year period beginning with the first taxable year in which the individual made a contribution to a Roth IRA, and which is made on or after the date in which the individual attains an age of 59 1/2, on or after the death of the individual or is attributable to the disability of the individual, or is a distribution for specified first-time home buyer expenses or certain education expenses.

     Contributions to traditional deductible IRAs and Roth IRAs may be limited based on adjusted gross income levels. The ability of a person who is an active participant in an employer sponsored retirement plan to make deductible contributions to a regular IRA is phased out based on the individual's adjusted gross incomes. For 1998, the phase out occurs over a range of adjusted gross incomes from $50,000 to $60,000 on a joint return and $30,000 to $40,000 on a single return. The phase out range for a married individual who is not an active participant but whose spouse is an active participant is between $150,000 and $160,000.

    The maximum annual contribution that can be made to a Roth IRA is also subject to phase out rules that apply to married individuals filing joint returns when adjusted gross income is between $150,000 and $160,000 and to single individuals when adjusted gross income is between $95,000 and $110,000.

    For both traditional deductible IRAs and Roth IRAs, the phase out range for married individuals filing separate returns is from $0 to $10,000. The minimum investment required to open an IRA is $250. Generally, there are penalties for premature distributions from an IRA before the attainment of age 59 1/2, except in the case of the participant's death or disability and certain other circumstances including first-time home buyer expenses and certain education expenses.

    Fund shares may also be a suitable investment for assets of other types of qualified pension or profit-sharing plans, including cash or deferred or salary reduction "Section 401(k) plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

    Persons desiring information concerning investments by IRAs and other retirement plans should write or telephone the Fund.

DISTRIBUTOR

    Each of the Funds has entered into a distribution agreement dated September 15, 1993 (the "Distribution Agreements") with Reich & Tang Distributors, Inc. (the "Distributor"), 600 Fifth Avenue, New York, New York 10020. The Distributor, which was organized on January 4, 1991, has the exclusive right to enter into dealer agreements with securities dealers who sell shares of the Funds, including sales where a securities dealer automatically "sweeps" free credit balances into a fund at the end of each day ("Sweep Arrangement") allowing the account holder to earn dividends otherwise unavailable in the brokerage account, and with financial institutions which may furnish services to shareholders on behalf of Cortland. Pursuant to plans of distribution (the "Plans") approved by the Funds' shareholders on July 31, 1989, each of the Funds may make distribution related payments, under a sweep arrangement or otherwise, in an amount not to exceed on an annualized basis .25% of the value of the Fund's assets. Securities dealers and other financial institutions may receive distribution payments directly or indirectly from the Funds for services that may include payments for opening shareholder accounts, processing investor purchase and redemption orders, responding to inquiries from shareholders concerning the status of their accounts and operations of their Fund and communications with Cortland on behalf of Fund shareholders. Additionally, the Distributor may pay for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and other services to support distribution pursuant to the Plans. The Distributor may also make payments to securities dealers, under a sweep arrangement or otherwise, and to financial institutions, such as banks, out of the investment management fee the Manager receives from the Funds, out of its past profits or from any other source available to the Distributor.

    The Plans will only make payments for expenses actually incurred by the Distributor. The Plans will not carry over expenses from year to year and if a Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Plan terminates.

    As a result of 12b-1 fees, a long-term shareholder in a Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of the National Association of Securities Dealers, Inc.

DIVIDENDS AND TAXES

    DIVIDENDS

    It is the policy of Cortland, with respect to each Fund, to declare dividends from the net investment income earned by each Fund daily; such dividends are generally reinvested in additional Fund shares on the subsequent business day. A shareholder may, by letter to Cortland, elect to have dividends paid by check. Any such election or revocation thereof must be made in writing to Cortland Trust, Inc., 600 Fifth Avenue, New York, New York 10020. Shareholders whose dividends are being reinvested will receive a summary of their accounts at least quarterly indicating the reinvestment of dividends. Dividends from net realized capital gain, offset by capital loss carryovers, if any, are generally declared and paid when realized except to the extent that a net realized capital gain is deemed necessary to offset future capital losses.

    TAXES

    Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is each Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that each Fund will satisfy the distribution requirement of Subchapter M and will not be subject to federal income tax or the 4% excise tax.

    If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

    Distributions by the MUNICIPAL FUND of its tax-exempt interest income are designated as exempt-interest dividends, which are excludable from gross income for federal income tax purposes. However, shareholders are required to report the receipt of exempt-interest dividends, together with other tax-exempt interest, on their federal income tax returns. In addition, these exempt-interest dividends may be subject to the federal alternative minimum tax ("AMT") and will be taken into account in determining the portion, if any, of Social Security benefits received which must be included in gross income for federal income tax purposes. Further, interest or indebtedness incurred or continued to purchase or carry shares of the MUNICIPAL FUND (which indebtedness likely need not be directly traceable to the purchase or carrying of such shares) will not be deductible for federal income tax purposes. Finally, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the MUNICIPAL FUND likely will be subject to tax on dividends paid by such Fund that are derived from interest on such bonds.

    The MUNICIPAL FUND may invest in securities the interest on which is (and the dividends paid by the Fund derived from such interest are) subject to federal income tax, but such taxable securities will not exceed 20% of the value of the MUNICIPAL FUND's total assets. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the MUNICIPAL FUND declared during that year. These percentages may differ from the actual percentages for any particular day.

     Distributions by a Fund of its taxable net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes but are not expected to qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

    Tax-exempt interest on specified private activity bonds issued after August 7, 1986, is treated as a tax preference item for purposes of the AMT. Thus, corporate and individual shareholders of the MUNICIPAL FUND may incur an AMT liability as a result of receiving exempt-interest dividends from the Fund to the extent such dividends are attributable to interest from such private activity bonds. In addition, because all exempt-interest dividends are included in a corporate shareholder's adjusted current earnings (which is used in computing a separate preference item for corporations), corporate shareholders may incur an AMT liability as a result of receiving exempt-interest dividends from the MUNICIPAL FUND.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Fund. In general, distributions by a Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Fund and received by the shareholders on December 31 of the preceding year.

    A shareholder will recognize gain or loss upon the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. However, as long as a Fund's Net Asset Value per share does not deviate from $1.00, there will be no gain or loss upon the sale or redemption of shares of a Fund. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of

30% (or lower applicable treaty rate). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends paid by a Fund. In order to avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is his or her Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

    The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in exclusion under the income or other tax laws of any state or local taxing authority.

    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, judicial or administrative action. As the foregoing discussion is for general information only, a prospective shareholder also should review the more detailed discussion of federal income tax considerations relevant to the Funds that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may differ from the federal income tax consequences described above.

VI.  FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                     Cortland General Money Market Fund
                                                       For the Year Ended March 31,
                                      1999         1998            1997           1996           1995
                                    --------     ---------      ---------       --------       ---------
PER SHARE OPERATING PERFORMANCE:
(for a share outstanding
    throughout the year)
Net asset value,
     beginning of year...........     $1.00        $1.00         $1.00          $1.00        $  1.00
                                    --------     ---------      ---------       --------       ---------
Income from investment operations:
Net investment income............      0.045        0.047         0.044          0.049          0.038
Net realized and unrealized
  gain/(loss) on investments.....      0.001       (0.001)        0.000          0.001         (0.003)+
                                    ----------    -----------   ----------     ----------       ------
Total from investment operations.      0.046        0.046         0.044          0.050          0.035
Less distributions:
Dividends from net
  investment income..............     (0.045)      (0.047)       (0.044)        (0.048)        (0.038)
                                     ------------  ---------     ---------    ---------         -----
Total distributions..............     (0.045)      (0.047)       (0.044)        (0.048)        (0.038)
                                     ------------  ----------    --------    -----------         -----
Net asset value, end of year.....     $1.00        $1.00         $1.00          $1.00          $1.00
                                    ==========     =========    =========   ============       ======
TOTAL RETURN.....................      4.56%        4.77%         4.52%          4.95%          3.91%+
RATIOS/SUPPLEMENTAL DATA:
Net assets,
     end of year (000's omitted).   $659,890     $505,442      $1,160,352      $1,159,173     $ 993,854
Ratios to average net assets:
Expenses.........................      1.00%        0.99%         1.02%          1.03%          1.03%
Net investment income............      4.41%        4.67%         4.41%          4.86%          3.85%
Management and Distribution support
     and service fees waived.....      0.03%        0.04%         0.00%          0.00%          0.02%


+ Includes the effect of a capital contribution from the Manager of $.004 per share. Without a capital contribution the net realized and unrealized loss on investments would have been $.007 per share and the total return would have been 2.89%.

VI.  FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                            U.S. GOVERNMENT FUND
                                                       For the Year Ended March 31,
                                          1999         1998          1997      1996         1995
                                        --------     ---------    ---------  --------     ---------
 PER SHARE OPERATING PERFORMANCE:
 (for a share outstanding
   throughout the year)
 Net asset value,
   beginning of year................  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                      ----------   ----------   ----------   ----------   ----------
 Income from investment operations:
   Net investment income............      0.042        0.046        0.043        0.047        0.038
   Net realized and unrealized
    gain/(loss) on investments......      0.001    (   0.001)   (   0.001)       0.000    (   0.003)+
                                      ----------   ----------   ----------   ----------   ----------
 Total from investment operations.        0.043        0.045        0.042        0.047        0.035
 Less distributions:
   Dividends from net
    investment income...............  (   0.042)   (   0.045)   (   0.043)   (   0.047)   (   0.038)
                                      ----------   ----------   ----------   ----------   ----------
 Total distributions................  (   0.042)   (   0.045)   (   0.043)   (   0.047)   (   0.038)
                                      ----------   ----------   ----------   ----------   ----------
 Net asset value, end of year.......  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                      ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN.......................      4.33%        4.61%        4.37%        4.80%        3.84%+
 RATIOS/SUPPLEMENTAL DATA
 Net assets,
   end of year (000's omitted)......  $   64,438   $   48,069   $  164,464   $  255,222   $  218,307
 Ratios to average net assets:
   Expenses.........................      1.00%        0.81%        1.01%        1.04%        1.04%
   Net investment income............      4.18%        4.58%        4.30%        4.72%        3.74%
 Management and Distribution support
   and service fees waived..........      0.04%        0.25%        0.02%        0.00%        0.01%


+ Includes the effect of a capital contribution from the Manager of $.006 per share. Without a capital contribution the net realized and unrealized loss on investments would have been $.009 per share and the total return would have been 2.81%.


VI.  FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                           Municipal Money Market
                                                       For the Year Ended March 31,
                                         1999         1998         1997         1996         1995
                                      ----------   ----------   ----------   ----------   ----------
 PER SHARE OPERATING PERFORMANCE:
 (for a share outstanding
    throughout the year)
 Net asset value,
    beginning of year...............  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                      ---------    ---------    ---------    ---------    ---------
  Income from investment operations:
    Net investment income...........     0.025        0.028        0.026        0.030        0.026
                                      ---------    ---------    ---------    ---------    ---------
 Total from investment operations...     0.025        0.028        0.026        0.030        0.026
 Less distributions:
    Dividends from net
     investment income..............  (  0.025)    (  0.028)    (  0.026)    (  0.030)    (  0.026)
                                      ---------    ---------    ---------    ---------    ---------
 Total distributions................  (  0.025)    (  0.028)    (  0.026)    (  0.030)    (  0.026)
                                      ---------    ---------    ---------    ---------    ---------
 Net asset value, end of year.......  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                      =========    =========    =========    =========    =========
  TOTAL RETURN.......................     2.56%        2.81%        2.68%        3.06%        2.58%
  RATIOS/SUPPLEMENTAL DATA
 Net assets,
    end of year (000's omitted).....  $  49,234    $  47,780    $ 153,322    $ 216,456    $ 224,041
  Ratios to average net assets:
    Expenses........................     1.00%        1.01%        1.02%        1.03%        0.99%
    Net investment income...........     2.51%        2.81%        2.64%        3.02%        2.54%
 Management and Distribution support
    and service fees waived.........     0.04%        0.00%        0.00%        0.00%        0.06%

                                    CORTLAND
                                   TRUST, INC.


                                   PROSPECTUS
                                  July 27, 1999
                                   as revised
                                 April 6, 2000


                         Reich & Tang Distributors, Inc.
                                600 Fifth Avenue
                               New York, NY 10020
                                 (212) 830-5220


A Statement of Additional Information (SAI) dated July 27, 1999, and the Funds' Annual and Semi-Annual Reports include additional information about the Funds and their investments and are incorporated by reference into this prospectus. You may obtain the SAI and the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Funds at 1-800-221-3079. To request other information, please call your financial intermediary or the Funds.



A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


811-4179